STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2010
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY

27. STOCKHOLDERS' EQUITY

        Share capital—The Company' share capital comprises 1,993,326,138 issued common shares with 1,916,869,262 outstanding as of December 31, 2010 and 2009. The total shares in treasury stock comprised 76,456,876 as of December 31, 2010 and 2009.

        Each ADS initially represented 20 shares of common stock of the Company. Effective January 2005, the ratio was changed to 1 ADS per 5 ordinary shares. Effective May 2010, the ratio was changed to 1 ADS per 2 ordinary shares.

        The Company initially issued a total of 17,262,204 ADSs (172,622,040 ADSs recalculated using the ratio effective May 2010), representing 345,244,080 common shares. As of December 31, 2010 the Group repurchased 13,599,067 ADSs.

        Noncontrolling interest—The Group' equity was affected by changes in the respective subsidiaries' ownership interests as follows:

	December 31,
	2010	2009	2008
Net income attributable to the Group	$1,380,631	$1,014,203	$1,979,107

Transfers from the noncontrolling interest
(Decrease)/increase in equity due to acquisition of noncontrolling interest in Comstar-UTS	(115,350)	45,284	—
Decrease in paid-in capital due to exercise of the put option on Comstar-UTS shares	—	—	(9,358)
Increase in equity due to acquisition of noncontrolling interest in MGTS	—	269,281	—
Decrease in paid-in capital due to acquisition of noncontrolling interest in Dagtelecom	—	(7,679)	—
Decrease in paid-in capital due to reorganization of Comstar-Direct	—	—	(6,539)
Change in paid-in capital for acquisition of noncontrolling interest in TS-Retail	(15,932)	—	2,104
Decrease in paid-in capital due to acquisition of noncontrolling interest in other subsidiaries	(10,302)	(487)	—

Net transfers from the noncontrolling interest	(141,584)	306,399	(13,793)

Net income attributable to the Group and transfers from the noncontrolling interest:	$1,239,047	$1,320,602	$1,965,314

        Dividends—In 2007, the Board of Directors approved a dividend policy, whereby the Group shall aim to make dividend payments to shareholders in the amount of at least 50% of annual net income under U.S. GAAP. The dividend can vary depending on a number of factors, including the outlook for earnings growth, capital expenditure requirements, cash flow from operations, potential acquisition opportunities, as well as the Group's debt position.

        Annual dividend payments, if any, must be recommended by the Board of Directors and approved by the shareholders.

        In accordance with Russian laws, earnings available for dividends are limited to profits determined in accordance with Russian statutory accounting regulations, denominated in rubles, after certain deductions. The net income of MTS OJSC for the years ended December 31, 2010, 2009 and 2008 that is distributable under Russian legislation totaled RUB 27,429 million ($903.2 million), RUB 33,480 million ($1,055.4 million) and RUB 40,554 million ($1,631.6 million), respectively.

        The following table summarizes the Group's declared cash dividends in the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
Dividends declared (including dividends on treasury shares of $35,063, $45,631 and $36,529, respectively)	$991,211	$1,265,544	$1,257,453
Dividends, U.S. Dollars per ADS(1)	0.99	3.2	3.2
Dividends, U.S. Dollars per share	0.497	0.647	0.631
(1)
In 2010 the ratio was changed from 5 to 2 common shares per ADS.

        As of December 31, 2010 and 2009, dividends payable were $0.6 million and $1.1 million, respectively.

        MGTS' preferred stock—MGTS, a subsidiary of Comstar-UTS, had 15,965,850 preferred shares outstanding at December 31, 2010. MGTS' preferred shares carry guaranteed non-cumulative dividend rights amounting to the higher of (a) 10% of MGTS' net profit as determined under Russian accounting regulations and (b) the dividends paid on common shares. No dividends may be declared on common shares before dividends on preferred shares are declared. If the preferred dividend is not paid in full in any year the preferred shares also obtain voting rights, which will lapse after the first payment of the dividend in full. Otherwise, preferred shares carry no voting rights except on resolutions regarding liquidation or reorganization of MGTS and changes/amendments to MGTS' charter restricting the rights of holders of preferred shares. Such resolutions require the approval of 75% of the preferred shareholders. In the event of liquidation, dividends to preferred shareholders that have been declared but not paid have priority over ordinary shareholders.

        In March 2010 MGTS' extraordinary shareholders meeting approved dividends on preferred shares totaling RUB 321.9 million (approximately $10.9 million) for 2008. In June 2010 MGTS' general shareholders meeting approved dividend on preferred shares totaling RUB 789.4 million (approximately $25.4 million) payment for 2009.

        In December 2009, the Group has acquired 11,135,428 preferred shares of MGTS (Note 3).